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                                                                 Exhibit 10.6(a)

                                 THIRD AMENDMENT

This Third Amendment dated as of March 19, 1999 (the "Amendment") to the Service Agreement dated as of February 9, 1994, by and between US Airways, Inc. (previously USAir, Inc.) ("US Airways") and CHAUTAUQUA AIRLINES, INC. ("Contractor") as amended (the "Service Agreement").

WITNESSETH:

WHEREAS, US Airways and the Contractor have entered into the Service Agreement;

WHEREAS, on or about the date of this Amendment, US Airways and the Contractor have entered into a Chautauqua Jet Service Agreement relating to the operation of certain [*] as US Airways Express air transportation services;

WHEREAS, US Airways and Contractor desire to amend certain provisions of the Service Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and Contractor hereby agree as follows:

1. Section 2.01(a) of the Service Agreement is hereby amended by adding the following:

     "Markets            Effective Dates

     PIT-IPT The effective date for this market shall be the date that the first EMB-145 LR Regional Jet goes into service as US Airways Express under the terms of the Chautauqua Jet Service Agreement dated as of March 19,1999, by and between US Airways and Contractor (the "Chautauqua Jet Service Agreement")."

2.   Section 9.01(a) of the Service Agreement is hereby amended by deleting such
Section in its entirety and inserting the following in its place:

"(a) This Agreement will become effective on May 8, 1994 and will continue in effect thereafter until seven years from the implementation date of the first
(1st) Aircraft under the Chautauqua Jet Service Agreement, unless it is terminated at an earlier date pursuant to one or more of the provisions of
Article 9, and provided that in the event the term of the Chautauqua Jet Service Agreement is extended, the term of this Agreement shall be extended to the same date."


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3.   Section 9.01 (c) of the Service Agreement is hereby amended by deleting the last sentence of such Section and inserting the following in its place:

"If the parties hereto are unable to agree whether any change or changes to this Agreement are necessary and proper, or as to the terms of such changes, or whether this Agreement should be cancelled in light of the occurrences described about, and such failure to reach agreement shall continue for a period of thirty (30) days following the commencement of the consultations provided for by this Section 9.01(c), then US Airways and Contractor agree to submit such dispute to mandatory binding arbitration under the terms and provisions of Section 15.2 of the Chautauqua Jet Service Agreement."

4.   Section 9.02(e) of the Service Agreement is hereby amended by deleting such
Section in its entirety and inserting the following in its place:

"Contractor shall have the right to terminate this Agreement on ninety (90) days prior written notice to US Airways in the event US Airways terminates the Chautauqua Jet Service Agreement."

5. Section 12.02 of the Service Agreement is hereby amended by deleting the addresses for notices to Contractor and inserting the following in their place"

     Chautauqua Airlines, Inc.
     2500 S. High School Road
     Indianapolis, IN 46251
     Attn: President
     Telephone: (317) 484-6000
     Facsimile (317) 484-6060

With a copy to:

     Wexford Management LLC
     411 West Putnam Avenue
     Greenwich, CT 06830
     Attn: President & General Counsel
     Telephone: (203) 862-7000
     Facsimile: (203) 862-7320 & (203) 862-7312"

6.   The effective date of this Amendment shall be March 19, 1999.

7. Except as amended hereby, the Services Agreement shall remain in full force and effect.


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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duties authorized representatives.

CHAUTAUQUA AIRLINES, INC.                      US AIRWAYS, INC.

/s/ Arthur Amron                               /s/ Gregory T. Taylor
----------------------                         -------------------------
By:    Arthur Amron                     By:    Gregory T. Taylor
Title: Vice President                   Title: Vice President
       Chautauqua Airlines, Inc.               US Airways Express

/s/ Kia E. Hardy                               /s/ Monica H. Raye
--------------------------------               -------------------------
Witness                                        Witness

[SEAL]                                        [SEAL]